QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We hereby consent to the incorporation in this Registration Statement on Form S-1 of our report dated February 13, 2006, relating to the financial statements for the year ended January 1, 2006 which also appear in Procera Networks, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007.

/s/ BURR, PILGER & MAYER LLP

Burr, Pilger & Mayer LLP
Palo Alto, California
May 22, 2008

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM